                                                                    EXHIBIT 10.1

                CONSENT AND AMENDMENT NO. 10 TO CREDIT AGREEMENT

                  CONSENT AND AMENDMENT NO. 10 TO CREDIT AGREEMENT (this "Amendment"), dated as of December 11, 2002 among RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation ("Borrower"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders are party to that certain Credit Agreement, dated as of December 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, Borrower has informed Agent and Lenders that it wishes to enter into the Single Customer Credit Approved Receivables Purchasing Agreement with The CIT Group Commercial Services, Inc. ("CIT") in the form attached hereto as Exhibit A (the "SCARPA") and that it wishes to enter into a related Assignment Agreement with CIT and Agent in the form of Exhibit B hereto (the "Assignment Agreement" and together with the SCARPA, the "CIT Documents");

                  WHEREAS, on and subject to the terms and conditions hereof, Borrower and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to, consent to the CIT Documents and amend certain provisions of the Credit Agreement, as set forth herein;

                  WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1. Consent. Subject to the conditions and effectiveness of this Amendment and otherwise notwithstanding the provisions of any Loan Document, Agent and Lenders hereby consent to the execution and consummation of the CIT Documents, and the Lenders hereby direct the Agent to execute the Assignment Agreement.

                  2. Amendments.

                  (a) Section 1.6(a) of the Credit Agreement is amended by adding the words "or, in the case of Accounts where CIT is the Account Debtor, pursuant to the SCARPA" at the end of such Section.

                  (b) Section 1.6(d) of the Credit Agreement is amended by adding the words "or, in the case of Accounts where CIT is the Account Debtor, indebtedness incurred pursuant to the SCARPA" at the end of such Section.

                  (c) Section 1.6(e) of the Credit Agreement is amended by adding the words "except for Accounts where CIT is the Account Debtor under the SCARPA, " at the beginning of such Section.

                  (d) The following new Section 5.12 is added to the Credit
Agreement:

                  5.12 SCARPA. Borrower will submit its "Request for Payment of Approved Receivable" pursuant to the SCARPA to CIT, with a copy to Agent, as soon as permitted under the SCARPA and will deliver all other notices, requests, certificates and other deliverables to CIT, with a copy to Agent, on the earliest day permitted under the SCARPA. Borrower will not amend or otherwise modify the SCARPA.

                  (e) The following defined terms are added to Annex A to the Credit Agreement in alphabetical order:

                  "CIT" means The CIT Group Commercial Services, Inc.

                  "SCARPA" means that certain Single Customer Credit Approved Receivables Purchasing Agreement between CIT and Borrower.

                  (f) The definition of "Seasonal Accounts" contained in Annex A to the Credit Agreement is amended by adding the following sentence at the end of such definition:

                  For the avoidance of doubt, "Seasonal Accounts" shall not include any Accounts for which CIT is the Account Debtor.

                  (g) Annex F to the Credit Agreement is amended by adding the following new Section (h):

                  (h) To Agent, at the time of delivery to CIT, all information and reports delivered or required to be delivered to CIT pursuant to or in connection with the SCARPA.

                  3. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

                  (a) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

                  (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

                  (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

                  4. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this Section 3 on or prior to the date hereof:

                  (a) Documentation. Borrower shall have delivered to Agent (on behalf of itself and Lenders) duly executed originals of this Amendment and the Assignment Agreement and a certified copy of the SCARPA and any other agreements, certificates, opinions, and other documents as Agent may reasonably request to accomplish the purposes of this Amendment.

                  (b) Fees, Costs and Expenses. Agent shall have received (at Agent's option, by payment or as a charge against the Revolving Loan) reimbursement of the amounts payable by Agent to its legal counsel for the reasonable legal fees of such counsel, and the costs and expenses incurred by such counsel, in respect of the preparation and negotiation of this Amendment and the other documents executed in connection herewith.

                  (c) No Default. No Default or Event of Default shall have occurred and be continuing, or would result after giving effect hereto.

                  5. Reference to and Effect on Loan Documents.

                  (a) Ratification. The Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

                  (b) No Waiver. Except as expressly set forth in Section 1 of this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

                  6. Miscellaneous.

                  (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

                  (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment. Borrower agrees to pay on demand all legal fees, costs and expenses incurred by LaSalle Bank National Association, as Lender, in connection with its review, execution and delivery of this Amendment, in an amount not to exceed $2,000.

                  (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

                  (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed signature page to this Amendment.

                  (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

                  (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

                            [signature pages follow]

IN WITNESS WHEREOF, this Consent and Amendment No. 10 has been duly executed and delivered as of the day and year first above written.

                             RAWLINGS SPORTING GOODS COMPANY, INC.


                             By:
                                 -----------------------------------------------
                             Title:
                                    --------------------------------------------



                             RAWLINGS CANADA, INCORPORATED


                             By:
                                 -----------------------------------------------
                             Title:
                                    --------------------------------------------



                             RAWLINGS DE COSTA RICA, S.A.


                             By:
                                 -----------------------------------------------
                             Title:
                                    --------------------------------------------



                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Agent and Lender


                             By:
                                 -----------------------------------------------
                             Title:  Duly Authorized Signatory



                             LASALLE BANK NATIONAL ASSOCIATION,
                             as Lender


                             By:
                                 -----------------------------------------------
                             Title:
                                    --------------------------------------------

                                    EXHIBIT A

                                December 11, 2002

RAWLINGS SPORTING GOODS COMPANY, INC.
1859 INTERTECH DRIVE
FENTON, MISSOURI 63026

        SINGLE CUSTOMER CREDIT APPROVED RECEIVABLES PURCHASING AGREEMENT

         RE: KMART CORPORATION, AND ANY AND ALL OF ITS TRADE NAMES, AFFILIATES, DIVISIONS OR SUBSIDIARIES, INCLUDING WITHOUT LIMITATION KMART FASHIONS (A DIVISION), BUILDERS SQUARE, INC. (A SUBSIDIARY), AND SOURCING & TECHNICAL SERVICES, INC. (A SUBSIDIARY), ANY AND/OR ALL AS A DEBTOR AND/OR DEBTORS IN POSSESSION UNDER THE BANKRUPTCY CODE (COLLECTIVELY THE "CUSTOMER")

Ladies and Gentlemen:

         This agreement, together with the attached Statement of Additional Procedures, Terms and Conditions and Annex A and B attached thereto (the "Guide"), which Guide is incorporated herein by reference, will confirm your and our agreement (the "Agreement") concerning our performance of certain services and our purchases of certain of your accounts receivable due from the Customer. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Guide:

         1. CREDIT APPROVAL. Upon execution of this Agreement, we may extend credit approval ("Credit Approval") as set forth herein, for the purchase of goods and merchandise from you by the Customer. You shall submit any order from the Customer for which you seek our Credit Approval (individually "Order" and collectively "Orders") to our Credit Department either via computer on-line terminal access or, if you are unable to submit your Orders via computer, then by telephone or via telecopier (but, in any event, in writing). In addition, our Credit Approval shall automatically terminate the earlier of: (a) the date an Insolvency Event (as defined hereafter) of the Customer occurs, (b) any breach or event of default hereunder, (c) the date of any notice of withdrawal of credit approval from us, or (d) the order completion/cancellation date designated in the Order (the "Completion Date"), if the good or services with respect to such Order have not been shipped or provided by the Completion Date (the "Required Shipment Date") . For purposes of this Agreement, an "Insolvency Event" shall occur when: (i) an order with respect to the Customer's Chapter 11 case shall be entered by the bankruptcy court (A) appointing a trustee or examiner, (B) converting, including pursuant to Section 1112 of the Bankruptcy Code, such Chapter 11 case to a proceeding under Chapter 7 of the Bankruptcy Code, (C) confirmation of a plan of reorganization, (D) dismissing the Chapter 11 case, or (E) the Customer's financing under the Chapter 11 Case terminates or is changed or modified in any material respect, or (ii) with respect to any Approved Receivable, when any such Approved Receivable is the subject of a motion, objection or proceeding, setting forth grounds for nonpayment of any Approved Receivable, whether due to shortages, defects or otherwise, that would give the Customer a right of setoff against the Approved Receivable and seeking the disallowance of such Approved Receivable, which motion or proceeding is not resolved by the allowance of such Approved Receivable as an administrative expense under Section 503(b) of the Bankruptcy Code (herein a "Disallowed Claim"), or (iii) the confirmation of a Chapter 11 liquidation plan, including without limitation (A) requiring the Customer or its successor, successor-in-interest or representative to sell or transfer all or substantially all of the Customer's assets, (B) entry of an order in the Bankruptcy Case authorizing the sale or other transfer of all or substantially all of the Customer's assets, or (C) entry of any other order in the Bankruptcy Case that would result in a liquidating Chapter 11, with the Customer ceasing to transact business as a going concern because of the liquidation, winding down or dissolution of the Customer.

         Our Credit Approval (i) shall apply solely to tendered Approved Receivables that are or become allowed administrative expenses within the meaning of Section 503(b) of the Bankruptcy Code, and (ii) may be withdrawn any time before, but not after, shipment is made. Our credit approval shall be effective only if shipment is made on or before the Required Shipment Date. If the respective goods or services are not delivered or performed prior to the Required Shipment Date, such Order shall no longer have Credit Approval, and you must resubmit the Order relating to such good or services for Credit Approval ("Resubmitted Order"). Unless the Resubmitted Order receives Credit Approval, it shall not become an Approved Receivable. Except with respect to shipments made prior to such date, we shall have the right to adjust the Customer's credit lines from time to time and shall have no liability whatsoever to you or any other person, firm or entity for our not approving, or our withdrawal of approval of, credit to the Customer in the manner provided in this Agreement (with respect to withdrawal of credit approval prior to shipment).

         You have advised us that your selling terms are not in excess of sixty
(60) days. As to any Approved Receivable, you agree that you will not, without our prior written consent: (i) change these terms from our existing credit approval, or extend the maturity date of any invoice; (ii) change the amount (except for credits, chargebacks, allowances, returns or the like, which you may issue in the normal course of your business and otherwise in accordance with this Agreement) or shipping dates; or (iii) grant any other indulgence (which would modify any applicable invoice or Approved Receivable, including for the amount due, allowances, due date or payment thereof). In the event you were to do any of these acts without such concurrence by us, any credit approval and assumption of credit risk by us of the respective Approved Receivable(s) shall be and become automatically and immediately, and without any further notice or action by us whatsoever, withdrawn, null, void and of no effect. You also agree to issue credit memoranda promptly (with duplicates to us) upon accepting returns or granting allowances in connection with any Approved Receivable.

         2. SALE OF APPROVED RECEIVABLES. You hereby sell, assign and transfer to us as absolute owner all of your Approved Receivables subject to any Permitted Lien.

         3. HANDLING AND COLLECTING RECEIVABLES. You shall continue to collect payment for each Approved Receivable with payment therefor being remitted directly to you or as authorized by you and such collections on our behalf (whether received in your lockbox or otherwise) shall be applied to the Purchase Price for the Approved Receivables. Upon receipt of the collections and application thereof to the Purchase Price, such funds shall be your property as the proceeds of the Purchase Price paid to you by us, free of any interest we may have in such proceeds. Any Disputes (hereinafter defined) shall also relieve the amount of the Purchase Price. Our obligation to pay you for any Approved Receivable shall only be as provided in Paragraph 7 below, and only when all requirements of this Agreement have been satisfied, as set forth herein. Our services hereunder will be provided on a non-notification basis; that is, we will not communicate with your Customer prior to paying you for an Approved Receivable without your prior approval except as set forth in Paragraphs 2 and 7 of the Guide (see Paragraph 5 of the Guide for information regarding our collection of Non-Approved Receivables). You will at all times perform your normal accounts receivable bookkeeping, collection and reporting procedures in connection with both Approved Receivables and Non-Approved Receivables. In order to maintain our credit approval in connection with any Approved Receivable (unless we withdraw or limit our credit approval as permitted by this Agreement), you also agree to perform the collection and reporting procedures (to the extent permitted by law) set forth in Paragraph 3 of the Guide. In the event we are required to commence suit to collect any delinquent Receivable, you agree to cooperate fully with us and our counsel in prosecuting same.

         4. FEE. For our services hereunder you agree to pay us a fee of four percent (4%) of the gross face amount of each Approved Receivable. The fee for our services under this Agreement shall be earned upon submission or resubmission of the Order for approval and shall be paid shall be paid by the 10th day of each month for Approved Receivables during the preceding month. In the event such fees are not paid to us as required, all credit approvals given by us on all Orders or Approved Receivables for which such applicable fees have not been paid to us shall automatically, and without any further notice or action by us whatsoever, be and become withdrawn, null, void and of no effect.

         5. REPRESENTATIONS AND WARRANTIES. You hereby make to us the representations and warranties contained in Paragraph 4 of the Guide. If you breach any of these representations and warranties, we shall be released from any credit risk whatsoever on each Approved Receivable which may be involved.

         6. REPORTING AND NOTICES. You will maintain, in form acceptable to us (in our commercially reasonable judgment), a detailed aging of all Receivables, payments thereon and of all returns, and you will deliver promptly to us the information and reporting set forth in Paragraph 6 of the Guide. In the event you fail to provide this information to us within three (3) business days of its due date, our credit approvals and assumption of credit losses shall, at our sole option and without the need of any notice, immediately cease and be deemed to have been thereupon withdrawn, void, null and of no effect as to all Approved Receivables. You must promptly notify us if any Approved Receivable is not timely paid or if you receive information of any adverse change in the financial condition or business prospects of the Customer. You must notify us promptly of any matters affecting the value, enforceability or collectibility of any Approved Receivable. Please see Paragraph 8 of the Guide for information regarding our right to conduct inspections and verifications regarding the Receivables and returned merchandise.

         7. PAYMENT OF APPROVED RECEIVABLES. If any undisputed Approved Receivable remains unpaid for more than (i) ninety (90) days after its due date or (ii) fifteen days after the Customer's present proceedings under Chapter 11 are converted to a proceeding under Chapter 7 of the Bankruptcy Code, and you shall have delivered to us, as further set forth herein, a written Request for Payment of Approved Receivable in the form of ANNEX B attached to the Guide, with all of the information and documentation therein specified, requesting that the purchase price of such overdue and unpaid Approved Receivable be paid to you, we shall promptly (subject to our verification of any such undisputed Approved Receivable having been credit approved by us and being overdue and unpaid) pay to you the Net Amount of such Approved Receivable. You agree that when you deliver to us a Request for Payment of Approved Receivable, you shall be deemed to have thereby authorized us to collect all other unpaid Approved Receivables, in accordance with the terms hereof, including paragraph 7 of the guide. Approved Receivables that are (i) one hundred fifteen (115) days or more past the due date or (ii) twenty-five (25) days past the date of conversion of the Customer's proceeding to Chapter 7 when submitted by you to us on ANNEX B shall no longer be Approved Receivables hereunder and we are thereupon released from any liability therefor whatsoever. You may submit Annex B at any time after the due date of an Approved Receivable or after the date of the conversion of the Customer's bankruptcy proceeding to Chapter 7.

         Our obligation to remit funds to you for the amount of any Approved Receivable shall only apply to the net amount of an Approved Receivable (a) which is free of any claims, offsets or liens whatsoever, including any Permitted Lien (and provided that such Approved Receivables are not and do not become Disallowed Claims), AND (b) where the inventory and/or service has been received and accepted by the Customer without return and without dispute or claim as to price, terms, quality, workmanship, breach of warranty, delivery, quantity or other offset ("Disputes"), AND (c) where nonpayment by the Customer is due solely to the Customer's financial inability to pay, AND (d) which you shall have sold, assigned and transferred to us as absolute owner all of your right, title and interest thereto and therein, AND (e) net of any permitted allowances or discounts ("Purchase Price"). Please refer to Paragraph 9 of the Guide for additional information regarding the Customer's financial inability to pay. If an Approved Receivable for which we have paid you is later determined to have been unpaid by the Customer for reasons other than solely the Customer's financial inability to pay, you agree to promptly repurchase such Approved Receivable from us for the same amount we paid to you therefor (less any remittances we may have received in connection with such Approved Receivable). After our payment to you of any Approved Receivable, any and all checks, cash, notes or other instruments or property received by you with respect to such Approved Receivable shall be held by you in trust for us, separate from your own property and funds, and promptly turned over to us. In addition, we shall be entitled in our sole discretion to re-transfer to you any Receivable which does not comply with your representations or warranties contained herein, including if it is or becomes a Disallowed Claim. Upon receipt by you of any retransfer notice, you shall promptly (but in no event later than ten days from the date of such notice) pay to us, by wire transfer of immediately available funds to our account (or such other account as we may specify in writing from time to time), the invoice amount of any such Disallowed Claims plus interest at the prime rate plus two percent for the period from and including the date on which payment was made by us with respect to such Approved Receivable underlying such Disallowed Claim through the date of such repayment. Please see Paragraph 10 of the Guide for additional information regarding returned merchandise.

        8. SPECIAL CUSTOMER PAYMENT APPLICATIONS. In the event you have shipped inventory subsequent to the date hereof or in excess of any particular credit approval or credit line for the Customer set forth in paragraph 1 hereof, all remittances received from or on behalf of the Customer shall first be applied to payment of Approved Receivables due from the Customer until paid in cash in full, and thereafter any excess shall be applied to payment of Non-Approved Receivables. Subject to the foregoing sentence, (i) in the event an Insolvency Event occurs, including entry of a conversion order (to Chapter 7 or any "liquidating 11" order) with respect to the Customer by any applicable bankruptcy court for any general distribution, insolvency dividend, recovery or other payment thereafter received from such proceedings shall be applied first to any Approved Receivables, and (ii) absent an Insolvency Event, pari passu to payment of Approved Receivables and Non-Approved Receivables due from the Customer in the ratio that each bears to the aggregate amount of such distribution, dividend or other recovery payment.

         9. TERMINATION. Either you or we may terminate this Agreement at any time by giving the other written notice of termination stating a termination date not less than sixty (60) days from the date such notice is delivered. This Agreement continues uninterrupted unless terminated as herein provided. Notwithstanding the preceding sentences of this Paragraph, we may terminate this Agreement immediately upon the occurrence of any of the following events: cessation of your business or the calling of a meeting of your creditors; your failure to meet your debts generally as they mature; the commencement by or against you of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any foreign, federal or state law; breach by you of any representation, warranty or covenant contained herein; or your failure to pay when due any indebtedness or obligation owing by you to us whether under this Agreement or any other agreement to which you and we are parties. We may also terminate this Agreement immediately in the event that we shall reasonably determine that any material provision of this Agreement is not enforceable under applicable law or would require any filing with, or consent or approval by, any governmental authority. Any termination of this Agreement, however, shall not affect obligations of you or us incurred hereunder prior to such termination including, without limitation, our obligation to pay for Approved Receivables arising prior to such termination date (provided that our assumption of credit risks and losses hereunder shall cease upon your failure to pay our fees when due or to deliver to us the information required by this Agreement).

         10. MISCELLANEOUS. You hereby indemnify us and hold us harmless from any costs, liabilities and expenses related to this Agreement, and you shall pay to us those attorneys' fees and disbursements incurred by us resulting from our use of outside counsel or our in-house legal department in connection with any exercise or enforcement of our rights hereunder, or any modification, waiver, release or amendment, or any claims or liabilities asserted against us relating to this Agreement. This provision shall survive any termination of this Agreement.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU AND WE HEREBY IRREVOCABLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE DETERMINED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

         This Agreement can be changed only in writing signed by you and us. This Agreement shall bind and benefit each of your and our respective successors and assigns; provided, however, that neither you nor we may assign any rights or obligations hereunder without the prior written consent of the other. Our failure or delay to exercise any right or remedy hereunder shall not constitute a waiver thereof, nor bar us from exercising any of our rights or remedies hereunder at any time, nor shall any course of dealing between you and us change or modify this Agreement. This Agreement will become effective as of the date set forth on the first page hereof but only after this Agreement shall have been accepted by one of our officers in Charlotte, North Carolina after which we shall forward to you a fully executed copy for your records. The undersigned has been duly authorized to sign and deliver this Agreement by all necessary and appropriate action on behalf of the Company and this Agreement will be binding upon said Company when so executed and delivered.

         This Agreement shall become effective only when accepted below by one of our officers. This Agreement, when accepted, contains the entire agreement between you and us. There are no verbal agreements between you and us concerning this Agreement or the subject matter hereof.

                                    RAWLINGS SPORTING GOODS COMPANY, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                        [SIGNATURES CONTINUED ON PAGE 6]

                                    CONSENTED & ACCEPTED this _____ day of
                                                           , 2002.
                                    -----------------------

                                    THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                    By:
                                        ----------------------------------------
                                        Name: Terry D. Oelschlaeger
                                        Title: Senior Vice President

SINGLE CUSTOMER CREDIT APPROVED RECEIVABLES
PURCHASE AGREEMENT


            STATEMENT OF ADDITIONAL PROCEDURES, TERMS AND CONDITIONS

1. Definitions.

         "Approved Receivable" shall mean each Receivable due from your Customer which complies with the terms of the Agreement and which has been approved by us for credit in writing.

         "Net Amount" shall mean, with respect to an Approved Receivable, the gross face amount of such Approved Receivable less any amount in payment of such Approved Receivable you may have received from or on behalf of the Customer, less any trade and cash discounts and less any credits or allowances, as further set forth in the Agreement.

         "Non-Approved Receivable" shall mean a Receivable that is not an Approved Receivable.

         "Permitted Lien" shall mean the perfected security interest granted by you to any bank or other lender as security for loans to you by such bank of other lender which are or shall be subject to such form of intercreditor agreement as we may require and request from time to time.

         "Receivable" shall mean and include each separately invoiced account created by, or arising from, your sale of inventory to or performance of services for (under any of your trade names or styles or through any of your divisions) the Customer, together with all related instruments, documents, insurance proceeds and general intangibles (including payment intangibles and all other rights to payment); all proceeds thereof, including all property acquired with such proceeds; all of your rights to any merchandise which are represented thereby; and all your right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each Receivable, including all rights to reclamation and stoppage in transit.

2. Communication With the Customer. We may communicate with the Customer only
(a) in connection with a past due Approved Receivables, and/or (b) to obtain current information on the Customer's financial condition and creditworthiness.

3. Collection and Reporting Procedures.

         (i) At least once each month, the Customer on a past due Receivable shall receive your written statement detailing the delinquency. Each such statement shall age such past due Receivable(s).

         (ii) You shall document all collection related telephonic communications given to, and responses received from, the Customer concerning each delinquent Receivable. You also shall initiate telephonic communication to the Customer before the Receivable becomes thirty (30) days past due, and at least two (2) such calls shall be required in each subsequent thirty (30) day period (i.e., 31-60 days past due and 61-90 days past due) until the Receivable is ninety (90) days past due. All collection calls must involve your authorized representative speaking with a representative of the delinquent Customer who has authority to approve payments on behalf of the Customer, recording the name of such individual, his/her position with the Customer, the date and time of such call, the reason for the delinquency in payment (e.g., cash flow, dispute, paperwork, etc.), the commitment to pay date, and a follow-up date.

         (iii) In the event that your attempts to communicate telephonically with the Customer concerning a past due Receivable are to no avail (e.g., the telephone has been disconnected), your records must so indicate, and you shall then communicate with the Customer in writing.

         (iv) In addition, we shall be entitled in our sole discretion to re-transfer to you any Approved Receivable for which we have made payment and with respect to which the Customer asserts any claim or offset. Upon receipt by you of any retransfer notice, you shall promptly (but in no event latter than ten days from the date of such notice) pay to us, by wire transfer of immediately available funds to our account (or such other account as we may specify in writing from time to time), the price with respect to such Approved Receivables plus interest at the Chase Bank prime rate plus two percent for the period from and including the date on which payment was made by us with respect to any such Approved Receivable through the date of such repayment.

4. Representations and Warranties. You hereby represent and warrant that:

(i) Your legal name is exactly as set forth on the signature page of the Agreement, and you are duly organized, validly existing and in good standing under the laws of the state of your incorporation or organization and are duly qualified to transact business in and are in good standing in all states where required;

         (ii) There are no provisions in your articles of organization or incorporation or bylaws (or any amendments thereto) or in any of your contracts or indentures restricting your compliance with, or your undertaking the acts contemplated by, this Agreement, or requiring the consent or authorization of any person or entity that has not already been obtained;

         (iii) Each Receivable represents an actual and bona fide sale and delivery of inventory or performance of services in the ordinary course of your business, and the inventory being sold and the Receivables created therefrom are your exclusive property;

         (iv) As to each Approved Receivable, the Customer is obligated to pay, in United States Dollars, the full amount stated in the invoice according to its terms without dispute, offset, deduction, defense or counterclaim;

         (v) No inventory sold is subject to any consignment arrangement; all taxes and fees with regard to any Approved Receivable or the inventory sold or services performed are solely your responsibility. and

         (vi) None of the Approved Receivables represents sales or services to any subsidiary, parent or affiliated company.

5. Collection of Non-Approved Receivables. You may request that we collect for you, at your expense, any Non-Approved Receivable in accordance with our usual practices. In such event, any moneys collected by us on any Non-Approved Receivables will be promptly remitted to you (or as authorized by you, if requested in writing), ten (10) days after our receipt of good funds, less any additional service charge due and payable to us as provided in ANNEX A attached hereto.

6. Reporting and Other Information.

         You shall provide to us:

         (i) On the earlier of: (x) ten (10) days after the end of each month,
(y) upon your issuance thereof or (z) at any time at our reasonable request, in form acceptable to us (in our commercially reasonable judgment), your aged trial balances of all of your outstanding Receivables owing from the Customer;

         (ii) On the earlier of: (x) ten (10) days after the end of each month,
(y) upon your issuance thereof or (z) at any time at our reasonable request, in form acceptable to us (in our commercially reasonable judgment), your sales journal of all your outstanding Receivables owing from the Customer;

         (iii) Within ten (10) days after the end of each month, without duplication of the foregoing, your proper reconciliations between your aged trial balances and your Receivables owing from the Customer, together with a schedule for the preceding month of each of your Receivables owing from the Customer which you have recorded and clearly identified as Approved Receivables (including those under any credit lines we may have established for the Customer) and their respective sales terms, invoice numbers, dates and amounts;

         (iv) Within ten (10) days after the end of each month, without duplication of the foregoing, a proper reconciliation and summarization of the Orders and the fees paid to us, all in a form that is satisfactory to us;

         (v) Prompt notice of any change in your: name, state of incorporation or registration, location of your chief executive office, place(s) of business, and legal or business structure.

7. Collection of Approved Receivables. We shall have the right to communicate with and, if necessary in our discretion, commence collection proceedings with respect to, the Customer if: (a) any portion of the Customer's Approved Receivables whatsoever is past due by ten (10) business days or more, or (b) the Customer has undergone an adverse change in its financial condition or business prospects, or (c) the occurrence of an Insolvency Event (as defined in paragraph 1 of the Agreement).

Within ten (10) Days of our request to you or from the date of our payment of the price of any Approved Receivable, you shall deliver to the Customer a notice of assignment (as we may reasonably request and provide from time to time to you). At our request, from time to time, you shall use reasonable efforts to cooperate with us in any attempt to comply with our request to file a proof of claim, and including pursuant to Rule 3001(e) of the Federal Rules of Bankruptcy Procedure ("FRBP"), and any additional rules, statutes or orders concerning the transfer of the Approved Receivable or any portion thereof (collectively, "Transfer Rules"). Provided that the purchase price applicable thereto has been received by you, you hereby waive any and all objections to the transfer of the Approved Receivables and the claims with respect thereto and any right to receive notice pursuant to FRBP 3001(e) of such transfer.

8. Inspection and Verification. We may (with prior notice to you) at any time during normal business hours verify and inspect all of your books, accounts, records, files, orders, correspondence and papers which we may deem to be reasonably relevant to the Receivables, the Customer, and/or this Agreement, and your credit and collection procedures and business operations, and we may make photocopies of or extracts from any of the foregoing and inspect any returned merchandise.

9. Financial Inability to Pay. The Customer's financial inability to pay any Approved Receivable does not include any failure (or refusal) to pay arising from or directly related to (i) changes, of whatever nature, in government or governmental policy, or (ii) the enactment of laws or regulations or the taking of any action, of whatever nature including, without limitation, the taking or nationalizing of private property by any governmental entity whereby payment may not be made or may be made only upon penalty or (iii) natural disaster or act of God, uprising, civil war, civil commotion, war, revolution, invasion and other acts of violence.

10. Returned Merchandise and Approved Receivables. In the event merchandise in connection with an Approved Receivable is offered to be returned to you by the Customer solely as a result of the Customer's financial inability to pay for such merchandise, and for which Approved Receivable we shall have already remitted funds to you for the amount thereof, or shall be obligated to remit to you, under this Agreement, then you shall promptly notify us in writing of such offer with all particulars and, upon our written approval to you of your acceptance of such offer of return, you may accept the return of such merchandise, provided such merchandise is returned to you free and clear of all liens and security interests.

         Any merchandise which you may receive in connection with such approval of return of merchandise under an Approved Receivable, solely as a result of the Customer's financial inability to pay, shall: (a) be and at all times be deemed to be our property; (b) at our option, be promptly delivered by you to us at such place as we shall reasonably specify; or (c) at our option, be retained by you for resale by you, employing your best efforts, and us at the best available price. In the event of resale of such returned merchandise to another customer as contemplated by the preceding sentence, (i) if we shall have already remitted funds to you in accordance with this Agreement for the amount of such Approved Receivable, then all proceeds of such resale shall be paid to us or be promptly turned over to us, or (ii) if we shall have not have so remitted to you the amount of such Approved Receivable but shall be obligated to remit funds to you for the amount of such Approved Receivable under this Agreement, then all proceeds of such resale shall be paid to you or be promptly turned over to you, and the difference (if any) between the invoice amount of such Approved Receivable and the proceeds of such resale shall be owing by us to you and promptly remitted by us to you upon the consummation of, and your receipt of the proceeds of, such resale.

11. Financing Statements. You agree to comply with all applicable laws to perfect our interest in the Approved Receivables, and to execute such documents as we may require to effectuate the foregoing and to implement this Agreement. You irrevocably authorize us to file financing statements and all amendments and continuations with respect thereto, all in order to create, perfect and maintain our interest in the Approved Receivables, and you hereby ratify and confirm any and all financing statements, amendments and continuations with respect thereto heretofore and hereafter filed by us pursuant to the foregoing authorization.

                                     ANNEX A
     TO THE SINGLE CUSTOMER CREDIT APPROVED RECEIVABLES PURCHASING AGREEMENT
                         ADDITIONAL TERMS AND CONDITIONS


As permitted in Paragraph 5 of the Guide, Rawlings Sporting Goods Company, Inc. (the "Client") hereby agrees that, in the event The CIT Group/Commercial Services, Inc. ("CIT") collects any Non-Approved Receivable on behalf of the Client, CIT shall be entitled to receive, and the Client shall pay or cause to be paid to CIT, the following Collection Processing Charge and Collection Service Fee in connection with each such Non-Approved Receivable:

COLLECTION PROCESSING CHARGE

There shall be a processing charge of $100 for each Non-Approved Receivable collection account turned over to CIT by Client for collection processing by CIT.

COLLECTION SERVICE FEE

CIT shall also be entitled to receive a collection service fee of 10% of all moneys collected by CIT or the Client, net of attorneys' fees and all other related costs and expenses incurred by or on behalf of CIT in connection with collection of any Non-Approved Receivable.

                                 RAWLINGS SPORTING GOODS COMPANY, INC.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                     ANNEX B
     TO THE SINGLE CUSTOMER CREDIT APPROVED RECEIVABLES PURCHASING AGREEMENT
                  REQUEST FOR PAYMENT OF APPROVED RECEIVABLE(S)
                       CONFIRMATORY ASSIGNMENT NUMBER_____

To: The CIT Group/Commercial Services, Inc.             Date:__________________

Your payment to us for the outstanding past due Approved Receivable account of ___________________________(Customer)________________________________ (Address
of Customer) in the net amount of $___________ is hereby requested pursuant to the terms of the Single Customer Credit Approved Receivables Purchasing Agreement (the "Agreement"). We hereby confirm our sale to you of such Approved Receivable(s) of said Customer pursuant to the terms of the Agreement.

Your obligation to pay us the net amount of such Approved Receivable(s) as the purchase price thereof arises under your credit approval dated ____________ in the amount of $___________.

As evidence of each past due Approved Receivable, enclosed are:

A.       Two copies of the outstanding invoice and any credit memos;

B.       A notarized statement of the Customer's account;

C.       One copy of all correspondence to and from the Customer;

D.       One copy of our complete collection file on the Customer;

E. All guarantees, collateral documents, and security agreements relative thereto;

F.       Proof of delivery to and/or acceptance by Customer; and

G. Copy of Customer's purchase order and/or our signed confirmation thereof.

We certify that: (i) the above information and enclosures are true and correct ;
(ii) our Customer (account debtor) named in the invoice(s) is indebted to us in the net amount(s) shown thereon and is not entitled to credits or counterclaims except as reflected in the amount demanded by us above; (iii) each Approved Receivable for which we hereby request payment from you under the Agreement is free of any claim, offset or lien whatsoever; (iv) nonpayment by the Customer of the Approved Receivable for which we hereby request payment from you under the Agreement is due solely to the Customer's financial inability to pay; (v) we have sold, assigned and transferred to you as absolute owner all of our right, title and interest in each Approved Receivable for which we hereby request payment from you under the Agreement and shall have delivered to you those UCC releases and financing statements as you shall have requested to effect each such sale and transfer; and (vi) all of our representations and warranties in the Agreement are true and correct.


RAWLINGS SPORTING GOODS COMPANY, INC.

By:
    -------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

                                                                       EXHIBIT B

           ASSIGNMENT AGREEMENT FOR PROCEEDS OF SINGLE CUSTOMER CREDIT
                   APPROVED RECEIVABLES PURCHASING AGREEMENT


         THIS ASSIGNMENT AGREEMENT FOR PROCEEDS OF SINGLE CUSTOMER CREDIT APPROVED RECEIVABLES PURCHASE AGREEMENT ("Agreement"), made this 11th day of December, 2002, between and among RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware ("Company"); THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation ("CIT"); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for certain lenders under the Lender Documents (hereinafter defined) ("Lender");

                                   WITNESSETH:

         WHEREAS, the Lender and the Company are parties to various agreements and instruments (such agreements and instruments, as amended, modified or restated from time to time, being herein called the "Lender Documents"), pursuant to the terms of which the Lender has agreed to make loans and extend other credit accommodations to the Company secured by a lien and security interest in, among other collateral, the Company's accounts receivable, all as more fully set forth in the Lender Documents;

         WHEREAS, the Company proposes to enter or has entered into a Single Customer Credit Approved Receivable Purchasing Agreement with CIT, dated of even date (as amended, modified or restated from time to time, being herein called the "SCARPA"), pursuant to the terms of which CIT shall purchase certain of the Company's accounts receivable (such purchased accounts receivable being hereinafter known as the "Purchased Accounts"), all as more fully set forth in the SCARPA;

         WHEREAS, the Lender requires, as a condition to granting its consent to CIT's purchase of the Company's accounts receivable, the execution of this Agreement by the Company and CIT establishing certain rights, priorities and duties with respect to the monies due or to become due to the Company under the SCARPA and procedures for the payment thereof; and

         WHEREAS, the Company and  CIT have agreed to execute this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. As security for the obligations, liabilities and indebtedness of the Company to the Lender under the Lender Documents, the Company hereby assigns, transfers and sets over unto the Lender, and hereby grants a security interest to the Lender in, all monies now or hereafter due or to become due and payable to the Company under the SCARPA.

         2. SCARPA. CIT and the Company warrant and represent that a true and correct copy of the SCARPA, and all amendments thereto, if any, is attached hereto as Exhibit A and made a part hereof. CIT agrees not to amend the SCARPA in any material respect after the date hereof that would adversely affect the interests of the Lender hereunder without the prior written consent of the Lender. For purposes of this Agreement, but without limiting the foregoing, a change in the commissions charged by CIT or other economic terms under the SCARPA shall not be deemed a material term of the SCARPA. As provided in the SCARPA, payments on Accounts received by the Company on behalf of CIT shall immediately and automatically be applied and credited as a payment by CIT for Purchase Price (defined in the SCARPA) of Accounts (defined in the SCARPA) and upon such immediate application shall become property of the Company and subject to the security interest of the Lender.


         3. Consent to Sale. The Lender agrees that, notwithstanding any contrary provision contained in the Lender Documents, the Company may sell and assign the Purchased Accounts to CIT and further agrees that such sale and assignment shall not constitute a default or event of default by the Company under the Lender Documents or any related agreement or instrument. CIT confirms that no assignment, notice of assignment or notice of lien applicable to the monies assigned to the Lender under this Agreement has been filed with CIT by any person, firm or corporation.

         4. Release of Lender. Upon CIT being required pursuant to the terms and conditions of the Agreement to pay the purchase price ("Purchase Price") for a particular Purchased Account ("Paid Account") and CIT paying such Purchase Price to the Lender pursuant to the terms of this Agreement, Lender releases its interest in the Paid Account as provided in the form attached hereto as Exhibit B.

         5. Lender's Right to Undertake Requirements of SCARPA. The Lender may as Company's agent on its behalf undertake acts to comply with any of the terms and conditions of the SCARPA to meet requirements thereunder in order to perfect the right of the Company to be paid a Purchase Price by CIT pursuant to the terms and conditions of the SCARPA.

         6. Remittance of Funds. CIT shall remit to the Lender for the account of the Company all monies due the Company subject to the terms, conditions and requirements of the SCARPA, and the Company hereby authorizes and directs CIT to remit all such monies directly to the Lender for the account of the Company. CIT acknowledges the Company's assignment and authorization herein contained and agrees and undertakes to remit directly to the Lender, for the account of the Company, all monies to which the Company is now or may hereafter be entitled pursuant to the terms of the SCARPA, as and when such monies become due to the Company under the SCARPA, subject to the (a) payment in full of any and all obligations of any nature whatsoever owing by the Company to CIT under the terms of the SCARPA, and (b) the CIT's rights under the SCARPA. All funds to be remitted by CIT to the Lender shall be sent by federal funds, bank wire transfer to:


                    Bank
--------------------

--------------------

---------, --- ------

ABA Route No.:
              -------------------
Account No.:
            ---------------------
For credit to:
              -------------------
Reference:
         ------------------------
Attn:
     ----------------------------

The Company and Lender affirm that CIT may make payment strictly on the basis of the account number listed above even if such account number identifies a party other than the name of the account party listed above. In the event the account number listed above is incorrect, the Company agrees to be fully liable for any losses, costs and expenses arising therefrom. The Company shall reimburse CIT for all bank wire charges incurred or paid by CIT in making remittances pursuant to this Agreement.

         7. Grant of Authority to the Lender. The Company hereby irrevocably authorizes and empowers the Lender to ask, demand, receive, receipt and give acquittance for any and all monies hereby assigned, to endorse any checks or other orders for the payment of monies payable to the Company in payment thereof and, in its discretion, to file any claims or commence or take any action or proceeding and make settlements and compromises and grant releases and otherwise take such other action in its own name or in the name of the Company, or otherwise, which the Lender may deem necessary or advisable in the premises.

         8. Further Assurances. The Company agrees that it will, at the request of the Lender, make, do and execute any such further acts, agreements, assurances and other documents or instruments as shall be reasonably required to enable the Lender to collect all monies due or to become due to the Company under the SCARPA according to the intent and purpose of this Agreement.

         9. Rights Cumulative. The Company agrees that the rights granted herein to the Lender by the Company are in addition to the rights granted to the Lender under the Loan Agreement or that are otherwise available to the Lender.

         10. Warranties and Representations of the Lender. The Company warrants and represents to CIT that the assignment, transfer and security interest granted to the Lender by the Company under this Agreement in the monies due or to become due to the Company under the SCARPA is a validly perfected security interest in all respects pursuant to the Uniform Commercial Code or other applicable law, and the Lender alone is and will be entitled to receive all amounts otherwise available to the Company under the SCARPA. The Lender agrees that it shall return to CIT any remittances to Lender by CIT which are determined by the final order of a court of competent jurisdiction (or otherwise agreed by Lender) to be payable to another party claiming an interest in the remitted funds superior (the "Superior Interest") to the interest of the Lender ("Return Agreement"). The return of funds pursuant to the Return Agreement shall occur upon CIT's certification to the Lender of the amount returned and the identity of the party holding the Superior Interest and evidence of the payment. Alternatively, the Lender may resolve the claims of any Superior Interest holder if a full release of CIT is obtained by the Lender from such party holding the Superior Interest. The Return Agreement shall not apply to the extent the Superior Interest arose as a result of action by CIT. Upon service of any complaint initiating such action for recover, CIT shall promptly notify Lender of such action and Lender shall have right of first refusal to defend such action to the extent that such action would require any refund by Lender herein. The Company hereby agrees to indemnify and to hold CIT harmless from any and all loss, claim, liability, cost or expense, including reasonable attorneys' fees, which may be incurred by reason of CIT's recognition of the assignment and security interest herein contained and its remittances to the Lender as herein provided.

         11. Term of Agreement. This Agreement shall continue in full force and effect until the earliest to occur of the following:

                  (a) The parties hereto agree in writing to terminate this Agreement;

                  (b) The obligations, liabilities and indebtedness of the Company to the Lender under the Lender Documents are paid and satisfied in full and the Lender Documents are terminated in writing; or

                  (c) The SCARPA is terminated and no monies shall any longer be due or become due to the Company thereunder.

         12. Notices. All notices required or permitted hereunder shall be in writing and shall be made by overnight air courier or certified mail, return receipt requested, and shall be deemed to have been validly given or delivered one (1) business day after sending, if sent by overnight air courier, and three
(3) business days after sending, if sent by certified or registered mail, addressed to the party to be notified as follows:

         (a)  If to the Company:        Rawlings Sporting Goods Company, Inc.
                                        1859 Intertech Drive
                                        Fenton, Missouri 63026
                                        Attn:
                                             ----------------------------------
                                        Facsimile No.:
                                                      -------------------------

         (b)  If to the Lender:         GE Commercial Finance
                                        500 West Monroe St. - 12th floor
                                        Chicago, IL  60661
                                        Attn:  Kristina Miller
                                        Facsimile No.:
                                                      -------------------------

         (c)  If to CIT:                The CIT Group/Commercial Services, Inc.
                                        301 South Tryon Street
                                        Charlotte, North Carolina 28202
                                        Attn: Regional Manager
                                        Facsimile No.: 704-339-2894

or such other address as any party may designate for itself by like notice.

         13. No Waiver. Nothing contained in this Agreement and no act or action taken or done by the Lender pursuant to the powers and rights granted hereunder or under any document executed in connection herewith shall be deemed to be a waiver by the Lender of any of its rights and remedies against the Company in connection with, or in respect of, any of the obligations, liabilities and indebtedness of the Company to the Lender under the Lender Documents.

         14. Governing Law; Parties. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina; and shall be binding upon the parties hereto and their respective successors and assigns.

         15. Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         16. Headings. All headings used herein are for convenience of reference only and do not constitute a substantive part of this Agreement and shall not effect its interpretation.

         17. Amendment. This Agreement may not be amended or changed in any respect or in any manner other than by a writing signed by the parties hereto.

         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which will constitute an original but all of which taken together shall constitute one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal on the date first above written.


                                 COMPANY:

                                 RAWLINGS SPORTING GOODS COMPANY, INC.

                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 LENDER:

                                 GE COMMERCIAL FINANCE

                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                 THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC.

                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT A


                                     SCARPA

                   See ___________ (___) pages attached hereto

                                    EXHIBIT B


                                                           December 11, 2002

(Bank's Name) ("Bank")
Attn:

         Re: (Client's Name)-Release and/or Conveyance of Security Interest in Certain Accounts Receivable

Gentlemen:

         The CIT Group/Commercial Services, Inc. ("CIT") has entered into a Single Customer Credit Approved Receivables Purchasing Agreement dated December 11, 2002 and other related documents (collectively the "SCARPA") with Rawlings Sporting Goods (the "Client"), pursuant to which the Client sells to CIT, on a continuing basis, the accounts and contract rights arising from all of its sales (the "Accounts") to (Customer's Name) Kmart (the "Customer"), all as more fully set forth in the SCARPA. It is CIT's understanding from the Client that the Customer has failed to pay some of the Accounts that were credit approved by CIT due solely to the Customer's financial inability to pay (the "Loss Accounts"). The Loss Accounts are listed on Exhibit A attached hereto and incorporated herein by reference. Upon the tender to CIT by the Client of certain items required by the SCARPA and subject to other conditions set forth in the SCARPA, CIT's obligations under the SCARPA to pay the Client the Purchase Price (as defined in the SCARPA) for the Loss Accounts matures. A condition precedent to the payment of the Purchase Price by CIT is that the Bank agree that upon payment of the Purchase Price to the Bank that the Loss Accounts be free and clear or released from (as hereinafter provided) of all liens and encumbrances of the Bank or as otherwise agreed by CIT and the Bank.

         CIT understands that, pursuant to a financing agreement between the Bank and the Client, the Bank has been, or may be, granted a lien on or security interest in certain of the Client's now owned or hereafter acquired accounts receivable, contract rights, inventory, goods, documents and/or instruments of the Client including, without limitation the Loss Accounts, as security for certain loans or other financial accommodations made by the Bank to the Client. It is further CIT's understanding that the Bank has properly perfected its security interest in the its collateral including its interest in the Accounts.

         Upon receipt of a fully executed copy of this agreement, CIT shall transfer to the Bank the Purchase Price for the Loss Accounts the appropriate wiring instructions for Bank set forth in a duly executed Assignment Agreement for Proceeds of Single Customer Credit Approved Receivables Purchasing Agreement. Upon payment of the Purchase Price, the Bank hereby transfers all of its rights title and interests it may have in the Loss Accounts to CIT and releases its interest in the Loss Accounts.

         The Client warrants and represents that other than the Bank and CIT, no other party has an interest in the Loss Accounts.

         This agreement shall be governed by the laws of the State of North Carolina, and unless the context of this agreement otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

         This agreement is solely for the benefit of CIT, the Client and the Bank, and our respective successors and assigns. No other person, firm, entity or corporation shall have any right, benefit, priority or interest under, or because of the existence of this agreement.

         If the foregoing is in accordance with each of your understanding, please sign and return to CIT the enclosed copy of this letter to so indicate.

                                 Very truly yours,

                                 THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Read and Agreed to:

(Bank's Name)


By:
   -------------------------------------------
   Name:
        --------------------------------------
   Title:
         -------------------------------------


(Client's Name)


By:
   -------------------------------------------
   Name:
        --------------------------------------
   Title:
         -------------------------------------



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